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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 Current Report
                Filed pursuant to Section 12, 13, or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 16, 2001


                        Commission file number 333-52599


                              The Holt Group, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

Delaware                                                       23-2932358
(State or other jurisdiction of                                (IRS Employer
Incorporation)                                                 Identification
                                                               No.)

101 South King Street, Gloucester City New Jersey              08030
(Address of principal executive offices)                       (Zip Code)

(856) 742-3000
(Registrant's telephone number, including area code)

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Item  5. Other Events

On January 16, 2001, The Holt Group, Inc. announced that it has commenced debt restructuring discussions with its Senior Unsecured Bondholders and that it has elected to defer the January 15, 2001 interest payment due on its $140 million 9.75% Senior Unsecured Notes due 2006. Please refer to press release attached hereto as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits

99.1 Press release dated January 16, 2001


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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATE: January 16, 2001                         BY: /s/ Thomas J. Holt, Sr.
                                               ---------------------------------
                                               Thomas J. Holt, Sr.
                                               Chief Executive Officer)


DATE: January 16, 2001                         BY: /s/ William J. Streich
                                               ---------------------------------
                                               William J. Streich
                                               Chief Financial Officer